Exhibit 99.1

William J. Federici

Vice President and Chief Financial Officer

Investor Relations Contact:

Michael A. Anderson

Vice President and Treasurer

mike.anderson@westpharma.com

UBS Global Specialty and Generic Pharmaceuticals Conference

London, England

28 May 2008

NYSE: WST

westpharma.com

Certain statements in the following slides and certain statements that may be made by management of the Company orally during this presentation contain some forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, that are based on management’s plans and assumptions.  Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. We have tried, wherever possible, to identify such statements by using words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition.  We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.  You should bear this in mind as you consider forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Important factors that may affect future results include the following: Sales demand and our ability to meet that demand; competition from other providers in the Company’s businesses, including customers’ in-house operations, and from lower-cost producers in emerging markets, which can impact unit volume, price and profitability; customers’ changing inventory requirements and manufacturing plans that alter existing orders or ordering patterns for the products we supply to them; the timing, regulatory approval and commercial success of customer products that incorporate our products, including relevant third-party reimbursement for prescription products, medical devices and components and medical procedures in which those products are employed or consumed;  average profitability, or mix, of products sold in any reporting period; maintaining or improving production efficiencies and overhead absorption; the timeliness and effectiveness of capital investments, particularly capacity expansions, including the effects of delays and cost increases associated with construction, availability and cost of capital goods, and necessary internal, governmental and customer approvals of planned and completed projects, and the demand for goods to be produced in new facilities; dependence on third-party suppliers and partners, including our Japanese partner Daikyo Seiko, Ltd.; the availability and cost of skilled employees required to meet increased production, managerial, research and other needs of the Company, including professional employees and persons employed under collective bargaining agreements; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products; raw-material price escalation, particularly petroleum-based raw materials, and our ability to pass raw-
material cost increases on to customers through price increases; claims associated with product quality, including product  liability, and the related costs of defending and obtaining insurance indemnifying the Company for the cost of such claims; the cost and progress of development, regulatory approval and marketing of new products as a result of the Company’s research and development efforts; the defense of self-developed or in-licensed intellectual property, including patents, trade and service marks and trade secrets; dependence of normal business operations on information and communication systems and technologies provided, installed or operated by third parties, including costs and risks associated with planned upgrades to existing business systems; the relative strength of the U.S. dollar in relation to other currencies, particularly the Euro, British Pound, and Japanese
Yen; changes in tax law or loss of beneficial tax incentives; the conclusion of unresolved tax positions consistent with currently expected outcomes; the timely execution and realization of savings anticipated by the restructuring plan for certain operations and functions of The Tech Group, announced in
December 2007; and,

Other risks and uncertainties detailed in West’s filings with the Securities and Exchange Commission, including our Statement on Form 10-K filed with the SEC on February 29, 2008.  You should evaluate any statement in light of these important factors.

Safe Harbor Statement

Delivering Innovative Solutions

WEST Pharmaceutical
SERVICES
Global Headquarters

Founded in 1923

Headquarters in Lionville, Pennsylvania (USA)

Global production, sales and distribution

Company Overview

Who We Are

World’s premier manufacturer
of components and systems
for injectable drug delivery

Closure systems and prefillable
syringe components

Components for disposable systems

Devices and device sub-assemblies

Safety and administration systems

2007 sales > $1.02 billion

Market cap $1.4 billion

West
Delivering Innovative Solutions

NOVARTIS
MERCK
AMGEN
Genentech
IN BUSINESS FOR LIFE
gsk GlaxoSmithKline
AstraZeneca
Roche
sanofi aventis
Lilly
Pfizer
Wyeth
Medtronic
When Life Depends on Medical Technology
Bristol-Myers Squibb
BD
Johnson & Johnson
Procter & Gamble
novo nordisk
TEVA
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Baxter
B BRAUN
Abbott Laboratories
Hospira

Diverse, Stable Customer Base

Company-estimated market share: 70% in Pharma; 70% in Device; 95% in Biotech

Key Developments - 2007

Extended Daikyo sales and technology agreements to 2017

Raised $161.5 million by issuing 4% convertible junior
subordinated debentures

Repurchased one million shares

Accelerated global manufacturing infrastructure
investments

Received China land use application approval

Concluded four significant long-term customer agreements

Pfizer exited Exubera®

CMS changed reimbursement of ESA drugs

Tech Group announced restructuring

Exubera is a registered trademark of Pfizer, Inc.

West

Delivering Innovative Solutions

$1,200
$1,000
$800
$600
$400
$200
$-
Net Sales
$120
$100
$80
$60
$40
$20
$-
Income from continuing operations
2003
2004
2005
2006
2007
2008E
Sales
Income from continuing operations

Sales and Income from Continuing Operations
($ in millions)

Global
Revenue
Breakdown

Based on 2007 Sales

South America

5%

North America

49%

Europe

42%

Asia/Pacific

4%

West’s Competitive Advantage

Unmatched experience/expertise: drug - material interface

Ability to source components from multiple locations globally

Protected IP: West’s components and systems

Regulatory barrier to entry:  US NDA and ANDA filing must
include reference to all packaging/components in contact with the drug

1.

West Drug Master File (DMF) 1546 is confidential

2.

West DMF includes functionality data (multi-year studies)

3.

All primary package changes require new stability/functionality studies for new filing

Engineering expertise in high-volume manufacturing and
assembly

Market Dynamics Support Continued Growth

Aging population creates an increasing number of patients with chronic illnesses such as diabetes and cancer

Biologic drugs continue to grow

Biologic drugs represent the fastest growing segment of the injectable pharma market (13% CAGR projected through 2010)*

(2006 Market: $56B*)

Injectables currently account for ~15% of the global drug delivery market^

Resurgence in vaccine research and development

China, India economic growth and growing demand for advanced health care

Point-of-care shift: Hospital   Specialty Clinic   Home

Innovation initiatives address market opportunities

*Source: Datamonitor

^Source: Arrowhead Publishers

Delivering Innovative Solutions

Oncology & Hematology
Vaccines
Auto-Immune
(RA, MS, AIID)
Diabetes/Insulin

Future Growth Drivers

Increasing number of patients
with chronic illnesses

Many of these are treated with
biologic drugs

Biologic drug demand ultra clean
delivery systems

Safe, accurate dosing needs are
pushing the market toward
integrating the container/
closure system into the delivery
system

West migration to a systems
provider

Source: Datamonitor

Four Strategic Growth Platforms

Advanced Injection Systems

Injectable Container Solutions

Prefillable Syringe Systems

Safety & Administration Systems

Growth Platform 1
Injectable Container Solutions

West FluroTec®
Components

Seal - Stopper - Vial

Daikyo Crystal Zenith® Vials

Estimated Market Size – $1.5 BN

CAGR – 4%

Source: Company estimate for vial systems only

West Spectra™ Seals

Growth Platform 2
Safety and Administration Systems

Vial2Bag™

Mix2Vial™

MixJect™

Total Market – $1.5 BN

CAGR – 11%

Source: Greystone Associates and Company estimate

Project Orion

Growth Platform 3
Prefillable Syringe Systems

FluroTec® Plungers
Needle Shields, Tip Caps

Daikyo Crystal Zenith®
1mL LL Prefillable Syringe

Daikyo Crystal Zenith®
Staked Needle Syringe

Estimated Market Size – $900 MM

CAGR – 8%

Source: Company estimates

Convergence of Primary Containers
and Delivery Systems

Auto Injectors

with Cartridges

Traditional Injection
System

Components for
Pen System Applications

West Advanced
Injection System

Platform 2

Staked Needle Prefillable Syringe

Growth Platform 4
Advanced Injection Systems

Plunger

Primary Drug
Container

Lined
Seal

Platform 3

1mL Flanged Cartridge

Estimated Market  Size - $210MM

CAGR – 8%

Source: Greystone Associates and Company estimates

Grow revenues and earnings despite reduced sales of certain
products

Fundamental growth will offset lost revenue associated with Exubera® , ESA drugs, etc.

Generate Tech Group performance improvement

Effectively manage global capacity expansion

Continue investing for the future

Innovation programs

Begin to commercialize leading innovation programs

Geographic expansion plans: China, India

2008 Management Operating Priorities

Full Year Results

$1.83

$2.06

EPS from Continuing Operations - GAAP

$1.93

$2.37

EPS from Continuing Operations - Non-GAAP

$11.1

$16.1

Research & Development

$61.5

$71.2

Income from Continuing Operations

$147.8

$152.5

Selling, General & Administrative Exp.

29%

29%

Gross Margin

$913.3

$1,020.1

Net Sales

  2006

   2007

$ millions, except per share data

Full year 2007 EPS from continuing operations – Non-GAAP excludes $0.31 of discrete tax benefits, restructuring and impairment charges and an unfavorable impact for Brazilian social security, excise and other tax compliance issues.

Full year 2006 EPS from continuing operations – Non-GAAP excludes a $0.12 charge related to the refinancing of senior notes and a $0.02 favorable tax benefit related to the settlement of a prior year tax claim.

First Quarter Results

$0.77

$0.76

EPS from Continuing Operations - GAAP

$3.6

$5.4

Research & Development

$26.5

$26.2

Income from Continuing Operations

$0.77

$0.72

EPS from Continuing Operations - Non-GAAP

$37.0

$40.1

Selling, General & Administrative Exp.

31%

31%

Gross Margin

$257.6

$270.7

Net Sales

  2007

   2008

$ millions, except per share data

First quarter 2008 EPS from continuing operations – Non-GAAP excludes a $0.03 per share net gain on a contract settlement related to a discontinued product line, a $0.02 per share impact of restructuring charges and a $0.03 per share discrete tax benefit resulting from a decrease in tax rates in Singapore.

Capital Management

36.9%

38.6%

  Net Debt to Total Invested Capital

$108.4

$93.6

Cash

$129.3

   $22.8

  Year-To-Date Capital Spending

44.6%

44.8%

   Debt to Total Invested Capital

$490.9

$515.0

Total Capitalization

$395.1

$417.5

Total Debt

12/31/07

3/31/08

($ millions)

2008 Annual Guidance

Revenue estimate of $1.08 billion

Estimated capital spending of $140 million

Estimated adjusted (Non-GAAP) earnings per diluted share
is between $2.40 and $2.50:

Estimate reflects an exchange rate assumption of $1.50/€1.00

Reconciliation of GAAP and Non-GAAP 2008 estimates:

* No estimate is made of additional 2008 amounts for these items. Any amounts recognized in subsequent periods will be excluded from adjusted earnings per share.

$2.40 - $2.50

Estimated adjusted earnings per diluted share  (Non-GAAP)

(0.03)*

Discrete tax benefit recognized in first quarter 2008*

(0.03)*

Contract settlement gain recognized in first quarter 2008*

0.13

Estimated $7 million of Tech Group restructuring costs, 2008

$2.33 – $2.43

Estimated earnings per diluted share estimate (GAAP)

Summary

Fundamental business drivers remain unchanged

Opportunities for growth remain very attractive

West’s competitive advantages uniquely position the
Company to capitalize on growth drivers in key market
segments

Solid balance sheet

Seasoned, experienced management team

Incentives closely tied to growth in shareholder value

William J. Federici

Vice President and Chief Financial Officer

Investor Relations Contact:

Michael A. Anderson

Vice President and Treasurer

mike.anderson@westpharma.com

UBS Global Specialty and Generic Pharmaceuticals Conference

London, England

28 May 2008

NYSE: WST

westpharma.com